Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of September 30, 2015

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among Honeywell International Inc. (the “Company”), the other borrowers parties to the Credit Agreement referred to below, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Company, the Lenders and the Agent have entered into an Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Company and the Majority Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Section 2.01(a) is amended by deleting in full the following sentence:

Notwithstanding anything herein to the contrary, no Revolving Credit Borrowing may be made in a Major Currency if, after giving effect to the making of such Revolving Credit Borrowing, the Equivalent in Dollars of the aggregate amount of outstanding Revolving Credit Advances denominated in Major Currencies, together with the Equivalent in Dollars of the aggregate amount of outstanding Competitive Bid Advances denominated in Foreign Currencies, would exceed $500,000,000.

(b) Section 2.03(a) is amended by deleting in full the following sentence.

Notwithstanding anything herein to the contrary, no Competitive Bid Borrowing may be made in a Foreign Currency if, after giving effect to the making of such Competitive Bid Borrowing, the Equivalent in Dollars of the aggregate amount of outstanding Competitive Bid Advances denominated in Foreign Currencies, together with the Equivalent in Dollars of the aggregate amount of outstanding Revolving Credit Advances denominated in Major Currencies, would exceed $500,000,000.

(c) Section 2.10(b)(ii) is deleted in full.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Company and the Majority Lenders.

SECTION 3. Representations and Warranties of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement are true and correct on and as of the date hereof and (ii) no Default has occurred and is continuing.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.

SECTION 5. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HONEYWELL INTERNATIONAL INC.

By:	/s/ John J. Tus
Name:	John J. Tus
Title:	Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Susan M. Olsen
Name:	Susan M. Olsen
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Lindsay Kim
Name:	Lindsay Kim
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Maria Iarriccio
Name:	Maria Iarriccio
Title:	Director

MORGAN STANLEY BANK, N.A.

By:	/s/ Jason Lipschitz
Name:	Jason Lipschitz
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ James Travagline
Name:	James Travagline
Title:	Director

BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Luca Sacchi
Name:	Luca Sacchi
Title:	Managing Director

BNP PARIBAS

By:	/s/ Angela Bentley Arnold
Name:	Angela Bentley Arnold
Title:	Managing Director

By:	/s/ Kwang Kyun Choi
Name:	Kwang Kyun Choi
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Patrick Mueller
Name:	Patrick Mueller
Title:	Director

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By:	/s/ Peitao Chen
Name:	Peitao Chen
Title:	Deputy General Manager

INTESA SANPAOLO S.P.A., NEW YORK BRANCH

By:	/s/ Jordan Schweon
Name:	Jordan Schweon
Title:	Global Relationship Manager

By:	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	FVP, Credit Manager

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Kevin Flynn
Name:	Kevin Flynn
Title:	Authorized Signatory

SOCIETE GENERALE

By:	/s/ Linda Tam
Name:	Linda Tam
Title:	Director

STANDARD CHARTERED BANK

By:	/s/ Felipe Macia
Name:	Felipe Macia
Title:	Managing Director

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

THE NORTHERN TRUST COMPANY

By:	/s/ Andrew Holtz
Name:	Andrew Holtz
Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Jeannine Pascal
Name:	Jeannine Pascal
Title:	Vice President

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark Irey
Name:	Mark Irey
Title:	Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By:	/s/ Matthew DeCarlo
Name:	Matthew DeCarlo
Title:	Senior Director

By:	/s/ Elke Videgain
Name:	Elke Videgain
Title:	Vice President

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:	/s/ Mark Koneval
Name:	Mark Koneval
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

DANSKE BANK A/S

By:	/s/ Bjarne Madsen
Name:	Bjarne Madsen
Title:	Senior Loan Manager

By:	/s/ Gert Carstens
Name:	Gert Carstens
Title:	Senior Loan Manager

DBS BANK LTD.

By:	/s/ Jacqueline Tan
Name:	Jacqueline Tan
Title:	Senior Vice President

LLOYDS BANK PLC

By:	/s/ Erin Doherty
Name:	Erin Doherty
Title:	Assistant Vice President

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Vice President

SANTANDER BANK, N.A.

By:	/s/ William Maag
Name:	William Maag
Title:	Managing Director

THE BANK OF NEW YORK MELLON

By:	/s/ David Wirl
Name:	David Wirl
Title:	Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ Michelle Phillips
Name:	Michelle Phillips
Title:	Director

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Managing Director

By:	/s/ Betsy Hudson
Name:	Betsy Hudson
Title:	Associate Director

WESTPAC BANKING CORPORATION

By:	/s/ Richard Yarnold
Name:	Richard Yarnold
Title:	Senior Relationship Manager